EXHIBIT 10.35

               AMENDED AND RESTATED SENIOR SECURED PROMISSORY NOTE




$1,071,310                                  February 28, 2002


                  FOR VALUE RECEIVED, PAT SERVICES, INC., a Delaware corporation ("PAT Services"), M.I.E. HOSPITALITY, INC., a Delaware corporation ("MIE"), and ARTHUR TREACHER'S, INC., Delaware corporation ("AT") (PAT Services, MIE and AT each, an "Obligor" and together, the "Obligors") hereby jointly and severally promise to pay to the order of DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Delaware corporation, with its principal executive offices at 67 Irving Place North, 4th Floor, New York, New York 10003 (the "Payee"), the principal amount of One Million Seventy-One Thousand Three Hundred Ten Dollars ($ 1,071,310) in immediately available funds, on December 1, 2004 (the "Maturity Date") and to pay monthly on the last day of each month while this Note is outstanding, interest on the unpaid principal balance outstanding from the date hereof at the rate per annum of 12% (any amounts paid hereunder in excess of the highest rate permitted under applicable law shall be applied to principal and not to interest), with a first payment of interest due on April 30, 2002 for all accrued interest from the date hereof through April 30, 2002 and subsequent payments of interest each month thereafter through the Maturity Date. This Note amends and restates the Senior Secured Promissory Note dated December 15, 2000 in its entirety.

                  Events of Default. The Obligors will be in default under this Note upon the occurrence of any of the following (each an "Event of Default"):
(a) failure to pay when due the amounts required by this Note or amounts owing to the Payee by the Obligors under any other Note or agreement; or (b) failure to comply with any other term or covenant set forth in this Note within thirty
(30) days after the date compliance is required; or (c) any representations or warranty of an Obligor set forth in this Note proves to have been false when made; or (d) suspension or liquidation by any Obligor of its usual business; or
(e) filing by or against any Obligor of a petition under any of the provisions of the Bankruptcy Reform Act of 1978, as amended, or any comparable statute, rule or regulation applicable to any Obligor in any jurisdiction, and, in the case of a filing against but not by an Obligor, such petition is not dismissed within (90) days after the filing thereof; or (f) application for, or appointment of, a receiver of an Obligor or its properties. In the event of any Event of Default, the entire remaining unpaid amount of this Note, together with interest accrued thereon, shall become immediately due and payable.

                  Each Obligor waives demand, presentment, notice of presentment, protest and notice of protest, and notice of nonpayment and dishonor of this Note.

                  If any action is commenced to enforce this Note, the Payee shall be entitled to recover pre-judgment interest calculated at the applicable legal rate from the date of an Event of Default, plus all costs of suit and other expenses, including, without limitation, attorneys' fees, incurred in connection therewith. No failure on the part of the Payee to exercise and no delay in exercising any right under this Note shall operate as a waiver thereof.

                  THIS NOTE IS A JOINT AND SEVERAL OBLIGATION OF THE OBLIGORS AND IS FULLY ENFORCEABLE AGAINST EACH OBLIGOR, AND PAYMENT HEREUNDER FROM AN OBLIGOR IS IN NO WAY CONDITIONED UPON ANY REQUIREMENT THAT THE PAYEE ATTEMPT TO COLLECT PAYMENT FROM THE OTHER OBLIGORS OR INSTITUTE ANY SUIT OR OTHER LEGAL PROCEEDINGS AGAINST THE OTHER OBLIGORS.

                  Covenants. (a) Unless otherwise waived by the Payee, each Obligor will pay and discharge promptly all taxes, assessments and fees imposed upon it or upon any of its properties, assets, income or profits before the same shall become delinquent (unless in each case the validity thereof shall be contested in good faith by appropriate proceedings).



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(b)Each Obligor will do or cause to be done all things necessary to maintain its properties, equipment and assets in good condition and adequately insured by financially sound and reputable insurers.

(c)Each Obligor will keep proper books of records and accounts in which full, true and correct entries will be made of all its business transactions.

(d)Each Obligor will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all material rights, licenses, permits and other authorizations.

Representations and Warranties.  Each Obligor hereby represents and warrants that:
                  ------------------------------

(e)Such Obligor is duly organized, existing and in good standing under the laws of its state of incorporation, and has full power and authority (a) to carry on the business conducted by it and to own the properties owned by it, (b) to borrow money as contemplated by this Note, (c) to issue this Note, and (d) to carry out the provisions of this Note.

(f)This Note has been duly authorized, executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, enforceable in accordance with its terms.

(g)No order, permission, consent or approval of any federal or state commission, board or regulatory authority is required for the execution and delivery or performance by such Obligor of this Note.

                  Notices. Any notice directed to the Obligors may be sent by certified mail, postage prepaid, to its address set forth below and such notice shall be deemed received five (5) days after being so sent:
                  If to PAT Services:

                                            PAT Services, Inc.
                                            5 Dakota Drive
                                            Suite 303
                                            Lake Success, New York 10003

                  If to MIE:

                                            M.I.E. Hospitality, Inc.
                                            5 Dakota Drive
                                            Suite 303
                                            Lake Success, New York 11042
                  If to AT:

                                            Arthur Treacher's, Inc.
                                            5 Dakota Drive
                                            Suite 303
                                            Lake Success, New York 11042

                  Any notice to any Obligor shall be given to all Obligors.

                  Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

                  No Set-Off. The obligation of each Obligor to make the payments required hereunder shall be absolute and unconditional without any defense or right of set-off, counterclaim or recoupment by reason of any indebtedness or liability which may at any time be owing to such Obligor by the Payee.


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                  Jurisdiction. EACH OBLIGOR IRREVOCABLY: (A) CONSENTS THAT ANY
LEGAL ACTION OR PROCEEDING AGAINST IT RELATING TO THIS NOTE MAY BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; (B) SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION OR PROCEEDING;
(C) WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. THE FOREGOING SHALL NOT RESTRICT THE PAYEE'S ABILITY TO INSTITUTE PROCEEDINGS IN ANY OTHER COURT OF COMPETENT JURISDICTION. EACH OBLIGOR WAIVES TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS NOTE.

Prepayments. This Note may be prepaid in whole or in part, together with interest accrued to the date of any such prepayment.

                  Security Agreement; Pledge Agreement. This Note is the Note referred to in, and is entitled to the benefits of, the Security Agreements dated the date hereof (the "Security Agreements") by and between each of AT and MIE and the Payee and the Guaranty and Security Agreement dated the date hereof by and between PAT Franchise Systems, Inc. and Payee and the Pledge Agreements executed by AT with respect to the outstanding capital stock of M.I.E. and by PAT Services with respect to certain capital stock of AT. Unless otherwise defined herein, capitalized terms used in this Note have the respective meanings assigned to them in the Security Agreements and the Pledge Agreements.

                  Miscellaneous. This Note may not be assigned by any Obligor without the prior written consent of the Payee, and any attempted assignment shall be null and void. This Note shall be binding upon each Obligor and its successors and permitted assigns. Headings are inserted solely for convenience of reference and shall not affect the interpretation of any provision of this Note. Each Obligor acknowledges that this Note sets forth the entire agreement of each Obligor and the Payee with respect to the payment of the amount of this Note and supersedes any and all oral and written statements, representations or other agreements made prior hereto or contemporaneously herewith.

                  IN WITNESS WHEREOF, the Obligors have executed this Note on the date first set forth above.


                                     PAT SERVICES, INC.


                                     By:__________________________
                                     Name:
                                     Title:


                                     M.I.E. HOSPITALITY, INC.


                                    By:__________________________
                                    Name:
                                    Title:

                                   ARTHUR TREACHER'S, INC.



                                   By:__________________________
                                   Name:
                                   Title: